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                                                                   Exhibit 99.01

Interwoven Announces Record Fourth Quarter Revenues - Up 628%

$54.6 Million Q4 tops off Interwoven's year 2000 revenues - a 686% year over year increase

SUNNYVALE, Calif., January 23, 2001 - Interwoven, Inc. (Nasdaq: IWOV), the leading provider of enterprise-class content management software, today reported record fourth quarter results, with revenues for the quarter ended December 31, 2000 of $54.6 million, an increase of 628% over revenues of $7.5 million for the quarter ended December 31, 1999 and a 39% sequential increase over revenues of $39.4 million for the quarter ended September 30, 2000. License revenues represented 65%, and service revenues 35%, of the total revenues for Q4 2000.
With the addition of 147 new license customers in Q4 2000, Interwoven now has over 650 customers.

Net income for the quarter ended December 31, 2000, before the effect of non-cash charges related to stock-based compensation and acquisition-related expenses, was $2.0 million, or $0.02 per share on a supplemental basic and diluted basis, compared with a net loss of $3.5 million, or $0.05 per share on a supplemental basic and diluted basis, for the quarter ended December 31, 1999.

For the year ended December 31, 2000, total revenues were $132.1 million, a 686% increase over revenues of $16.8 million for the comparable period in 1999. The net loss before the effect of non-cash charges related to stock-based compensation and acquisition expenses was $391,000, or $0.00 per share on a supplemental basic and diluted basis, for the year ended December 31, 2000, compared with a net loss of $11.6 million, or $0.38 per share on a supplemental basic and diluted basis, for the year ended December 31, 1999.

"We are very pleased with our Q4 results which have topped off a year of exceptional growth," said Martin Brauns, president and CEO of Interwoven. "It is clear that IT spending priorities are being set around initiatives that will deliver tangible results in the short term and it is clear to us that content management remains among the top four "must-have" categories for IT spending."

Q4 Highlights

Customers

Interwoven signed 147 new license customers in the quarter ended December 31, 2000. New customers included 3Com, Alcoa, Avon Products, Coors Brewing, DIRECTV,
Dow Jones & Company, Fannie Mae, Freddie Mac, Hilton Hotels, Home Box Office,
Kraft Foods, MasterCard International, Owens Illinois, Robert Half
International, Seagate Software, Siemens Corporation, SmithKline Beecham,
Spiegel, Stanford University, Neiman Marcus, Sherwin-Williams, and Time Inc.
With these additions, Interwoven's total customer count is now over 650.

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Interwoven also saw significant reorders from many of its larger customers including American Airlines, Bell South, Cisco, General Motors and Philips.

International

46 new international customers were added in the quarter ended December 31, 2000, including adidas-Solomon, British Telecom, CSC Computer Science,
Department of Education for New South Wales, Hitachi Zosen Information Systems,
Pirelli, Rikei, Singapore Airlines and Telenor.

Products

In December 2000, Interwoven announced Interwoven B2B Edition which empowers trading partners to easily contribute and publish B2B content to Ariba and Commerce One based marketplaces.

In Q4, Interwoven acquired Ajuba Solutions and Metacode Technologies to accelerate development of intelligent content tagging and augment Interwoven's
XML engineering team.

Partners

During the 4th quarter, Interwoven focused its alliance efforts in expanding the roles of key partners. Highlights included:

   -New as resellers are IBM Global Services and Accenture (formerly Andersen
   Consulting).

   -New B2B partners include Ariba and Bowstreet and new as a B2B partner is BEA, already a strategic technology partner.

   -Interwoven trained close to 500 consultants from 37 different partners including large groups from Accenture, Cambridge Technology Partners, IBM
   Global Services and March First in Q4 2000.

In Q4, Interwoven acquired Ajuba Solutions and Metacode Technologies to accelerate development of intelligent content tagging and augment Interwoven's
XML engineering team.

About Interwoven

Interwoven, Inc. (Nasdaq: IWOV) is the world's leading provider of enterprise-class content management software. Its solutions control the development, management and deployment of Web content and are the de facto standard for over 500 Global 1000 companies including General Electric, General Motors and Cisco
Systems. Interwoven

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teams with the leading best-of-breed eBusiness application providers to provide customers an end-to-end platform for eBusiness. For more information on the fastest growing software company in Silicon Valley and its proven XML-based solutions, visit the Interwoven Web site at www.interwoven.com.
                                            ------------------

This press release contains "forward-looking" statements, including projections about our business, within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934. For example, statements in the future tense, and statements including words such as "expect",
"plan", "estimate", "anticipate" or "believe," are forward-looking statements.
These statements are based on information available to us at the time of the release; we assume no obligation to update any of them. The statements in this release are not guarantees of future performance. Actual results could differ materially from our current expectations as a result of numerous factors, including our limited operating history, which makes it difficult to predict future performance, the fact that our market is new and customer acceptance of our products is not proven, and special difficulties associated with international expansion. These and other risks and uncertainties associated with our business are detailed in our annual report on Form 10-K and subsequent Forms
10-Q, which are on file with the SEC and available through www.sec.gov.
                                                           -----------

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

                               INTERWOVEN, INC.
                     CONDENSED CONSOLIDATED BALANCE SHEET
                                (In thousands)

                                                                         December 31,              December 31,
                                                                            2000                      1999
                                                                         (unaudited)               (unaudited)
                            Assets
Current assets:
  Cash and cash equivalents..................................             $ 75,031                   $10,983
  Short-term investments.....................................              147,253                    44,665
  Accounts receivable, net of allowance for
    doubtful accounts of $500 and $288, respectively.........               36,806                     5,158
  Prepaid expenses and other current assets..................               10,252                     1,346
          Total current assets...............................              269,342                    62,152
Investments..................................................                    -                    16,464
Property and equipment, net..................................               14,889                     3,145
Intangible assets, net.......................................              238,502                       416
Restricted cash..............................................                  605                       605
Other assets.................................................                  871                       297
                                                                          $524,209                   $83,079

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

                          Liabilities and Stockholders' Equity
Current liabilities:
  Accounts payable...........................................           $  1,727                $   834
  Accrued liabilities........................................             33,602                  4,966
  Deferred revenue...........................................             34,529                  1,939
     Total current liabilities...............................             69,858                  7,739

Stockholders' equity.........................................            454,351                 75,340
                                                                        $524,209                $83,079
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

                                                     INTERWOVEN, INC.
                                      CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                         (in thousands, except per share amounts)


                                                  Three Months Ended December 31,                 Year Ended December 31,
                                                  -------------------------------               --------------------------
                                                      2000              1999                       2000             1999
                                                   ---------          --------                  ---------        ---------
                                                           (unaudited)                                 (unaudited)
Revenues:
  License..................................        $  35,659          $  4,892                  $  87,006        $  10,706
  Services.................................           18,933             2,653                     45,123            6,100
                                                   ---------          --------                  ---------        ---------
     Total revenues........................           54,592             7,545                    132,129           16,806

Cost of revenues:
  License..................................              516                37                      1,100              181
  Services.................................           14,369             3,034                     38,541            6,576
                                                   ---------          --------                  ---------        ---------
     Total cost of revenues................           14,885             3,068                     39,641            6,757
                                                   ---------          --------                  ---------        ---------
Gross profit...............................           39,707             4,477                     92,488           10,049
                                                   ---------          --------                  ---------        ---------

Operating expenses:
  Research and development.................            7,213             1,269                     17,700            4,199
  Sales and marketing......................           27,553             6,524                     72,683           15,582
  General and administrative...............            5,465             1,143                     13,941            3,220
  Amortization of deferred stock-based                 4,568             1,002                      7,522              687
  compensation.............................
  Amortization of acquired intangible                 17,209               128                     22,318              377
   assets..................................
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


  Writeoff of in-process research                           100                 -                   1,824                -
   development.............................           ---------          --------               ---------        ---------
       Total operating expenses............              62,108            10,066                 135,988           27,065

Loss from operations.......................             (22,401)           (5,589)                (43,500)         (17,016)

Interest and other income (expense), net...               2,883               945                  12,055            1,361

Provision for income taxes.................                 383                 -                     610                -
                                                      ---------          --------               ---------        ---------
Net loss...................................             (19,901)          ($4,644)                (32,055)        ($15,655)
                                                      ---------          --------               ---------        ---------

Accretion of mandatorily redeemable                           -                 -                       -          (13,227)
 convertible
preferred stock to redemption value
                                                      ---------          --------               ---------        ---------
Net loss attributable to common                        ($19,901)          ($4,644)               ($32,055)        ($28,882)
 stockholders..............................           ---------          --------               ---------        ---------

Basic and diluted net loss per share.......              ($0.20)           ($0.06)                 ($0.35)          ($0.95)
                                                      ---------          --------               ---------        ---------

Shares used in computing pro forma basic                 97,148            77,228                  91,979           30,472
 and                                                  ---------          --------               ---------        ---------
diluted net loss per share (2)(3)..........

Supplemental information (1)                                    (unaudited)                              (unaudited)

Historical net loss........................            ($19,901)          ($4,644)               ($32,055)        ($15,655)
Add back of certain non-cash and
 acquisition charges:
   Amortization of deferred stock-based                   4,568             1,002                   7,522            3,687
    compensation
   Amortization of intangible assets.......              17,209               128                  22,318              377
   Writeoff of in-process research                          100                 -                   1,824                -
    development.                                      ---------          --------               ---------        ---------
Total add back.............................              21,877             1,130                  31,664            4,064
                                                      ---------          --------               ---------        ---------
Supplemental net loss excluding certain               $   1,976           ($3,514)                  ($391)        ($11,591)
 non-cash and acquisition related charges..           ---------          --------               ---------        ---------

Pro forma basic net income (loss) per                     $0.02            ($0.05)                 ($0.00)          ($0.38)
 share (2)(3)                                         ---------          --------               ---------        ---------

Pro forma diluted net income (loss) per                   $0.02            ($0.05)                 ($0.00)          ($0.38)
 share (2)(3)                                         ---------          --------               ---------        ---------
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

Shares used in computing pro forma basic                 97,148            77,228                  91,979           30,472
 net income (loss) per share (2)(3)........           ---------          --------               ---------        ---------

Shares used in computing pro forma diluted              115,096            77,228                  91,979           30,472
 net income                                           ---------          --------               ---------        ---------
(loss) per share (2)(3)....................
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(1) The accompanying supplemental financial information is presented for informational purposes only and should not be considered a substitute for the historical financial information presented in accordance with accounting principles generally accepted in the United States.

(2) Pro forma net income (loss) per share is computed using the weighted average number of shares of Common Stock outstanding, including the pro forma effects of the exercise of warrants to purchase Series B and Series E Preferred Stock and the conversion of all of the Company's Preferred Stock into shares of the Company's Common Stock as if such conversion occurred at the beginning of the period, or at the date of issuance, if later. For periods in which net income is presented, the Company has included the dilutive effect of options of common stock as calculated using the treasury stock method. The calculation excludes any antidilutive common stock equivalents.

(3) On October 17, 2000, the Company's Board of Directors effected a two-for-one stock split of the outstanding shares of Common Stock. All common shares and per share information included in these financial statements have been retroactively adjusted to reflect this stock split.